UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


                        Date of Report: October 12, 2004
                        (Date of earliest event reported)


                                INTEL CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                      0-06217                   94-1672743
       --------                      -------                   ----------
      (State of                    (Commission               (IRS Employer
    incorporation)                 File Number)            Identification No.)




  2200 Mission College Blvd., Santa Clara, California           95052-8119
  ---------------------------------------------------           ----------
       (Address of principal executive offices)                 (Zip Code)


                                 (408) 765-8080
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

               Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended September 25, 2004 and forward-looking statements relating to 2004 and the fourth quarter of 2004 as presented in a press release of October 12, 2004. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTEL CORPORATION
                                               (Registrant)


Date: October 12, 2004                         By: /s/ Andy D. Bryant
                                                   -----------------------------
                                                   Andy D. Bryant
                                                   Executive Vice President,
                                                   Chief Financial Officer and
                                                   Principal Accounting Officer